NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

Supplement to the
Balanced Portfolio Prospectus
Growth Portfolio Prospectus and
Mid-Cap Growth Portfolio Prospectus
each dated May 1, 2002

Effective January 2, 2003, the first paragraph of the "Management" section of the prospectus of each portfolio is revised to read as follows:

This portfolio is managed by a team led by Jon D. Brorson, consisting of the following portfolio managers, each of whom has managed the portfolio since January 2003:

Jon D. Brorson has co-managed an equity mutual fund and managed other equity portfolios since 1990 at two other investment managers, where he also had responsibility for investment research, sales and trading.

John J. Zielinski has co-managed an equity mutual fund and managed other equity portfolios for another investment manager since 1980.

Kenneth J. Turek has managed or co-managed two equity mutual funds and other equity portfolios for several other investment managers since 1985.

David H. Burshtan has managed two equity mutual funds and other equity portfolios for another investment manager from 1999-2002. Prior to 1999, he managed small-cap portfolios for another manager.

Each team member listed above is a Vice President of Neuberger Berman Management and a Managing Director of Neuberger Berman, LLC.

This supplement is dated December 17, 2002.